SUMMARY PROSPECTUS	June 24, 2026

Anfield U.S. Equity Sector Rotation ETF

AESR

Before you invest, you may want to review the Prospectus for the Anfield U.S. Equity Sector Rotation ETF (as defined below), which contains more information about the Anfield U.S. Equity Sector Rotation ETF and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated June 24, 2026, are incorporated by reference into this Summary Prospectus. You can find the Anfield U.S. Equity Sector Rotation ETF’s Prospectus, SAI, reports to shareholders, and other information about the Anfield U.S. Equity Sector Rotation ETF online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

Anfield U.S. Equity Sector Rotation ETF (the “U.S. Equity Sector Fund” or the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the U.S. Equity Sector Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the U.S. Equity Sector Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)
Acquired Fund Fees and Expenses(2)	0.18%
Total Annual Fund Operating Expenses	0.97%

(1)

“Other expenses” have been adjusted from amounts incurred by the Fund’s predecessor, Anfield U.S. Equity Sector Rotation ETF, a series of Two Roads Shared Trust (“the U.S. Equity Sector Predecessor Fund”), during the U.S. Equity Sector Predecessor Fund’s most recent fiscal year end to reflect estimated current expenses for the Fund.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the U.S. Equity Sector Predecessor Fund.

Example: This Example is intended to help you compare the cost of investing in the U.S. Equity Sector Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the U.S. Equity Sector Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Equity Sector Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The U.S. Equity Sector Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the U.S. Equity Sector Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the U.S. Equity Sector Predecessor Fund was 106% of the average value of the portfolio.

Principal Investment Strategies of the U.S. Equity Sector Fund

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, not less than 80% of the value of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. companies. For purposes of the Fund’s 80% policy, the Fund defines U.S. equity securities as common stocks and preferred stocks of issuers of any market capitalization, convertible debt securities, American Depositary Receipts, real estate investment trusts, derivative instruments related thereto (which may include futures, options, or other derivative instruments), and shares of other investment companies, such as ETFs and mutual funds, that invest primarily in U.S. equity securities (“Underlying Funds”).

The Adviser applies a macroeconomic and asset cycle investing methodology, combining top-down analysis of macroeconomic conditions with proprietary forecasting tools to assess sector rankings and guide periodic portfolio adjustments. Portfolio rebalancing may occur quarterly or at other intervals in response to material changes in economic or market conditions. The Fund’s portfolio generally consists of equity securities of large-cap issuers representing sectors included in the S&P 500 Index, but investments may be made in any sector or industry and in issuers of any market capitalization. Sector and issuer weightings are determined based on the Adviser’s assessment of market and sector outlooks and depending on market conditions, the Fund may at times focus its investments in particular sectors or areas of the economy.

Security selection is based on annual reviews of the investment universe, evaluating economic, political, and market conditions, and is supplemented by ongoing monitoring for significant developments. Allocations may be increased to sectors and issuers assessed to have higher potential for return during periods of relative economic strength, while exposures may be reduced or cash allocations increased in response to weakening market or economic environments. Tactical portfolio adjustments are informed by proprietary analysis of fundamental, business cycle, and technical factors. Portfolio holdings may be sold when securities no longer meet the Fund’s investment criteria or when alternative investments are deemed more favorable.

Options purchased by the Fund may be exchange-traded, including Flexible Exchange Options (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”) and allow customization of terms such as exercise price, exercise style, and expiration date.

The Fund may invest in equity securities of companies of any size capitalization, although it expects to primarily invest in large capitalization companies. The Fund considers a large market capitalization company to be a company with a market capitalization within the range of one or more companies in the S&P 500 Index at the time of purchase.

The Fund may engage in active and frequent trading in order to pursue its investment objective. For the purpose of achieving income, the Fund may engage in securities lending.

Principal Risks of the U.S. Equity Sector Fund

Many factors affect the U.S. Equity Sector Fund’s performance. The U.S. Equity Sector Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The Fund’s investment strategies may not result in an increase of the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The Sub-Adviser determines the intrinsic value of the securities the Fund holds and its assessment may be incorrect, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses or models could affect the ability of the portfolio managers to implement strategies. In addition, the

Fund’s tactical strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund or an Underlying Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, tariffs, the spread of infectious illness or other public health threats, lack of liquidity in the bond and other markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Equity Risk: Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Sector risk is the risk that if the Fund invests a significant portion of its total assets in issuers within the same economic sector, an adverse economic business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. Economic, legislative or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector.

Common Stock Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Underlying Fund Risk. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs.

Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value and may face delisting.

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, an Underlying Fund, the investment adviser, Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” An investor may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Trading in shares on the exchange on which the Fund is listed may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of shares will fluctuate in response to changes in net asset value and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Shares may trade at a discount or premium to net asset value. There may be times when the market price and the net asset value vary significantly. For example, in times of market stress, market makers may step away from their role in market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified Index. The net asset value of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to net asset value.

Focus Risk. The Fund generally expects to be invested in a smaller number of issuers, and as a result, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of issuers.

Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In stressed markets, certain types of securities may suffer periods of illiquidity if they are disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Securities of companies with smaller market capitalizations, foreign securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of the Fund’s securities on loan may be significant and may magnify the risk of such a loss or delay.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk, and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless, exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options combinations, such as spreads, straddles, collars, or other strategies, the premium received for writing the call option may offset, in part, the premium paid to purchase the corresponding put option; however, these strategies may limit upside gains while not fully protecting against downside risks, and the cost of implementing them may reduce the Fund’s overall returns.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of the underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

Forward and Futures Contract Risk. Forward and futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in forward and futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s or an Underlying Fund’s use of forward and futures contracts, if the value of investments is incorrectly forecasted, the Fund or Underlying Fund might have been in a better position if the Fund or Underlying Fund had not entered into the contract. Because the futures utilized by the Fund or an Underlying Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on forward and futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of forward and futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Investment Companies/Exchange-Traded Funds Risk. When the Fund invests in other investment companies (including closed-end funds and ETFs) it will bear additional expenses based on its pro rata share of other investment company’s or ETF’s operating expenses, including management fees of unaffiliated funds, in addition to those paid by the Fund. The risk of owning shares of an investment company (including a closed-end fund or ETF) generally reflects the risks of owning the underlying investments held by the investment company (including a closed-end fund or ETF). The Fund may also incur brokerage costs when it purchases and sells shares of investment companies. The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected. Investment companies that trade on an exchange could trade at a significant premium or discount to its net asset value.

Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to meet additional margin requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses such as higher transactional and brokerage costs that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Variable or Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Performance

The Fund is expected to commence operations on June 29, 2026, following the reorganization of the U.S. Equity Sector Predecessor Fund, which is anticipated to take place as of the close of business on June 26, 2026 (the “Reorganization”). As a result of the Reorganization, the Fund has adopted the accounting and performance history of the U.S. Equity Sector Predecessor Fund.

Performance results for periods prior to June 29, 2026, reflect the performance of the U.S. Equity Sector Predecessor Fund before the commencement of the Fund’s operations. The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the performance of the U.S. Equity Sector Predecessor Fund. The bar chart shows how the U.S. Equity Sector Predecessor Fund’s performance has varied from year to year. The table shows the U.S. Equity Sector Predecessor Fund’s average annual returns (before and after taxes) compared with those of the S&P 500 Total Return Index, the benchmark index selected for the Fund. The performance of any index does not reflect deductions for fees, expenses, or taxes. If the investment adviser to the U.S. Equity Sector Predecessor Fund had not agreed to waive or reimburse certain U.S. Equity Sector Predecessor Fund expenses during the period shown, if applicable, the U.S. Equity Sector Predecessor Fund’s returns would have been less than those shown. All returns reflect reinvestment of all dividend and capital gain distributions. The U.S. Equity Sector Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The U.S. Equity Sector Predecessor Fund commenced operations on December 16, 2019.

Performance Bar Chart for Calendar Years Ended December 31:

Performance Table
Average Annual Total Returns
(For the year ended December 31, 2025)

	One Year	Five Years	Since Inception(1)
Return before taxes	20.68%	13.60%	14.66%
Return after taxes on Distributions	14.30%	11.91%	13.17%
Return after taxes on Distributions and Sale of Fund Shares	15.08%	10.54%	11.59%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.21%

(1)	Inception date is December 16, 2019.
(2)

The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC

Portfolio Managers. Peter van de Zilver and David Young have responsibility for the day-to-day management of the Fund as portfolio managers. Messrs. van de Zilver and Young have served as portfolio managers of the Fund, including while portfolio managers to the U.S. Equity Sector Predecessor Fund, since 2019.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information

The U.S. Equity Sector Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the U.S. Equity Sector Fund through a broker-dealer or other financial intermediary (such as a bank), the U.S. Equity Sector Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the U.S. Equity Sector Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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